THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of August 10, 2012 (the “Agreement”), is entered into among Ruby Tuesday, Inc., a Georgia corporation (the “Borrower”), the Lenders party hereto and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Revolving Credit Agreement dated as of December 1, 2010 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain First Amendment to Revolving Credit Agreement, dated as of July 19, 2011 and that certain Second Amendment to Revolving Credit Agreement and Waiver dated as of May 14, 2012;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below subject to the terms and conditions specified in this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments.                                The Credit Agreement is hereby amended as follows:

(a)           The definition of “Consolidated Fixed Charges” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Consolidated Fixed Charges” means, for the Borrower and its Subsidiaries for any period, the sum (without duplication) of (a) Consolidated Interest Expense for such period and (b) Consolidated Lease Expense for such period.  Notwithstanding the foregoing, with respect to the calculation of Consolidated Fixed Charges for purposes of determining compliance with the financial covenant set forth in Section 7.1 “Consolidated Interest Expense” for the fiscal quarter ending June 5, 2012 shall not include prepayment premiums in an aggregate amount not to exceed $3,500,000 paid during such fiscal quarter in connection with the prepayment of (x) that certain Indebtedness of the Loan Parties described under Item 7 (and the attached spreadsheet) of Schedule 8.12 and (y) Indebtedness under the Senior Note Purchase Agreement and/or the Senior Notes;

(b)           Section 8.13 of the Credit Agreement is hereby amended and restated to read as follows:

Section 0.1                      Prepayment of Other Indebtedness, Etc.

The Borrower will not make (or give any notice with respect thereto), or permit any Subsidiary to make (or give notice with respect thereto), any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any Indebtedness, including without limitation Indebtedness under the Senior Note Purchase Agreement, the Senior Notes and/or the 2012 Senior Note Documents except Indebtedness under the Loan Documents and intercompany debt owed to any Loan Party; provided, however, that the Borrower may (a) prepay Indebtedness under the Senior Note Purchase Agreement and/or the Senior Notes so long as no Default or Event of Default shall have occurred and be continuing before or after giving effect to the prepayment of such Indebtedness, (b) prepay Indebtedness of the Loan Parties assumed in connection with a Permitted Acquisition so long as no Default or Event of Default shall have occurred and be continuing before or after giving effect to the prepayment of such Indebtedness, (c) refinance Indebtedness under the 2012 Senior Note Documents in accordance with Section 8.12(b)(ii) so long as no Default or Event of Default shall have occurred and be continuing before or after giving effect to the refinancing of such Indebtedness, (d) prepay Indebtedness of the Loan Parties described under Item 7 (and the attached spreadsheet) of Schedule 8.12, so long as no Default or Event of Default shall have occurred and be continuing before or after giving effect to the prepayment of such Indebtedness and (e) prepay Indebtedness under the 2012 Senior Notes in an aggregate amount not to exceed $15,000,000 in any fiscal year; so long as (w) no Default or Event of Default shall have occurred and be continuing before or after giving effect to any such prepayment, (x) the Adjusted Total Debt to EBITDAR Ratio on a Pro Forma Basis after giving effect to any such prepayment is at least 0.25:1.0 less than (or one quarter-turn inside) the maximum Adjusted Total Debt to EBITDAR Ratio permitted by Section 7.2 at such time, (y) the Borrower has at least $25,000,000 of availability under the Aggregate Revolving Commitments after giving effect to any such prepayment and (z) no Loans nor the proceeds of any Borrowing or other credit extension hereunder shall be used to make any such prepayment.

2.           Conditions Precedent.  This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a)           Receipt by the Administrative Agent of counterparts of this Agreement, duly executed by the Borrower, the Administrative Agent and the Required Lenders; and

(b)           Receipt by the Administrative Agent of a fully executed Consent in the form attached as Exhibit A to this Agreement (the “Consent”), duly signed and delivered by each Guarantor.

3.           Miscellaneous.

(a)
The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)	The Borrower hereby represents and warrants as follows:

(i)           The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)           This Agreement has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Agreement.

(c)
The Borrower represents and warrants to the Lenders that (i) the representations and warranties set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (before and after giving effect to this Agreement) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (ii) no unwaived event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)
This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)           THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                                                                RUBY TUESDAY, INC.,
a Georgia corporation

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:    Executive Vice President
     and Chief Financial Officer

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
as Administrative Agent

By      /s/ Erik M. Truette
Name: Erik M. Truette
Title:    Assistant Vice President

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.

LENDERS:                                                                BANK OF AMERICA, N.A.,
as a Lender, Servicer, Issuing Bank and
Swingline Lender

By      /s/ John Schmidt
Name: John Schmidt
Title:    Director

REGIONS BANK,
as a Lender

By      /s/ Robert M. Stivers III
Name: Robert M. Stivers III
Title:    Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By      /s/ Stephen Leon
Name: Stephen Leon
Title:    Managing Director

FIFTH THIRD BANK,
as a Lender

By      /s/ Lisa R. Cook
Name: Lisa R. Cook
Title:    Vice President

US BANK NATIONAL ASSOCIATION,
as a Lender

By      /s/ Patrick Engel
Name: Patrick Engel
Title:    Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By      /s/ Deroy Scott
Name: Deroy Scott
Title:    Senior Vice President

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By      ___________________________
Name:
Title:

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EXHIBIT A

CONSENT

This Consent (this “Consent”), dated as of August 10, 2012, is delivered in connection with the Third Amendment to Revolving Credit Agreement, dated as of the date hereof (the “Agreement”), by and among RUBY TUESDAY, INC., a Georgia corporation (the “Borrower”), the various financial institutions from time to time parties thereto (the “Lenders”) and Bank of America, N.A., in its capacity as the administrative agent for the Lenders (in such capacity the “Administrative Agent”).  Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement (as defined in the Agreement) as amended by the Agreement (such agreement, as so amended, being the “Amended Credit Agreement”).

Each of the undersigned, as a party to the Subsidiary Guaranty Agreement, hereby acknowledges and consents to the execution and delivery of the Agreement, and hereby confirms and agrees that the Subsidiary Guaranty Agreement is and shall continue to be, in full force and effect, and hereby ratifies and confirms in all respects its obligations thereunder, except that, upon the effectiveness of, and on and after the date of, the Agreement, all references in the Subsidiary Guaranty Agreement to the “Credit Agreement,” “thereunder,” “thereof” or words of like import shall mean the Amended Credit Agreement.

This Consent may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument.

GUARANTORS:                                                                RTBD, INC.

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:    President

RT FINANCE, INC.

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:    Vice President

RUBY TUESDAY GC CARDS, INC.

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:    Vice President

RT TAMPA FRANCHISE, L.P.

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:    Vice President

RT ORLANDO FRANCHISE, L.P.

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:    Vice President

RT SOUTH FLORIDA FRANCHISE, L.P.

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:    Vice President

RT NEW YORK FRANCHISE, LLC

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:    Vice President

RT SOUTHWEST FRANCHISE, LLC

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:    Vice President

RT MICHIANA FRANCHISE, LLC

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:    Vice President

RT FRANCHISE ACQUISITION, LLC

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:   Vice President

RT KENTUCKY RESTAURANT HOLDINGS, LLC

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:   Vice President

RT FLORIDA EQUITY, LLC

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:   Vice President

RTGC, LLC

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:   Vice President

RT DETROIT FRANCHISE, LLC

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:   Vice President

RT MICHIGAN FRANCHISE, LLC

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:   Vice President

RT WEST PALM BEACH FRANCHISE, L.P.

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:   Vice President

RT NEW ENGLAND FRANCHISE, LLC

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:   Vice President

RT LONG ISLAND FRANCHISE, LLC

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:   Vice President

RUBY TUESDAY, LLC

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:   Vice President

RT LAS VEGAS FRANCHISE, LLC

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:   Vice President

RT MINNEAPOLIS FRANCHISE, LLC

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:   Vice President

RT INDIANAPOLIS FRANCHISE, LLC

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:   Vice President

RT DENVER FRANCHISE, L.P.

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:   Vice President

RT OMAHA FRANCHISE, LLC

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:   Vice President

RT KCMO FRANCHISE, LLC

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:   Vice President

RT PORTLAND FRANCHISE, LLC

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:   Vice President

RT ST. LOUIS FRANCHISE, LLC

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:   Vice President

RT WESTERN MISSOURI FRANCHISE, LLC

By: /s/ Michael O. Moore
Name: Michael O. Moore
Title:   Vice President

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